UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2024

TEMPEST THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35890	45-1472564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Sierra Point Parkway, Suite 400

Brisbane, California 94005

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 798-8589

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TPST	The Nasdaq Stock Market LLC
Series A Junior Participating Preferred Purchase Rights	N/A	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Open Market Sale AgreementSM

As previously reported, on July 23, 2021, Tempest Therapeutics, Inc. (the “Company”) entered into a sales agreement with Jefferies LLC (“Agent”) to sell shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), from time to time through Agent acting as sales agent, having a maximum aggregate offering price of $100,000,000 (the “Prior Sales Agreement”). The issuances and sales under the Prior Sales Agreement were made pursuant to the Company’s registration statement on Form S-3 (File No. 333-257990) filed with the Securities and Exchange Commission (the “SEC”) on July 16, 2021 (the “Registration Statement”). As of June 20, 2024, the Company had offered and sold shares of Common Stock pursuant to the Prior Sales Agreement for aggregate gross proceeds to the Company of $42,671,322.

On June 20, 2024, the Company and Agent terminated the Prior Sales Agreement and entered a new Open Market Sale AgreementSM (the “Sales Agreement”) to sell shares of Common Stock from time to time through Agent acting as sales agent. Pursuant to the prospectus supplement dated June 20, 2024 (the “Prospectus Supplement”) filed by the Company with the SEC, the Company will be able to offer and sell up to $205,000,000 of its shares of Common Stock pursuant to the Sales Agreement.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K (the “Current Report”) and is incorporated herein by reference.

The legal opinion of Cooley LLP relating to the shares of Common Stock being sold pursuant to the Sales Agreement is filed as Exhibit 5.1 to this Current Report.

Item 8.01	Other Events.

Press Release

On June 20, 2024, the Company issued a press release entitled “Tempest Unveils New Survival Data for Amezalpat (TPST-1120) in Randomized First-Line HCC Study Demonstrating a Six-Month Improvement over Control Arm.” The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Open Market Sale AgreementSM by and among the Company and the Agent, dated June 20, 2024

5.1	Opinion of Cooley LLP

23.1	Consent of Cooley LLP (included in Exhibit 5.1)

99.1	Press Release of Tempest Therapeutics, Inc., dated June 20, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMPEST THERAPEUTICS, INC.

Date: June 20, 2024	By:	/s/ Stephen Brady
	Name:	Stephen Brady
	Title:	President and Chief Executive Officer